Exhibit 10.6

SECOND AMENDING AGREEMENT made as of May 31, 2023

BETWEEN:	LeddarTech Inc.
(as “Borrower”)
AND:	Fédération des Caisses Desjardins du Québec
(as “Lender”)

RECITALS

A.          The Lender has addressed an amended and restated financing offer dated April 5, 2023 to the Borrower which has been accepted by the Borrower (as amended by a first amending agreement dated as of May 1, 2023 (the “First Amendment”), the “Financing Offer”).

B.          The Borrower and the Lender wish to amend the Financing Offer as follows to modify the maturity date of the Temporary Bridge Loan and to make other consequential changes.

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1.           Interpretation

1.1    Capitalized terms used herein and defined in the Financing Offer have the meanings assigned to them in the Financing Offer unless otherwise defined herein.

1.2    Other than as specifically provided herein, this Agreement shall not operate as a waiver of any right, power or privilege of the Lender and, except as amended hereby, all provisions of the Financing Offer will remain in full force and effect.

2.           Amendments to the Financing Offer

2.1    Paragraph 2.1 of the First Amendment is deleted in its entirety and replaced as follows (changes underlined and struck-though):

“The term of the credit facilities offered under the Temporary Bridge Loan – Segment “E” is extended to May 31, 2023, and the references to “April 30, 2023” are hereby replaced with references to “May 31, 2023” in paragraphs 4.3.1 and 7.4.9(a) of the Financing Offer and in paragraph 1.16 of Appendix A to the Financing Offer. If the disbursement of the Tranche A of the SPAC Offering has not occurred on or before May 31, 2023 and that a portion of the IQ Bridge Loan in a minimum amount of $3,750,000 has been ~~entirely~~ disbursed on or before May 31, 2023, the term of the credit facilities offered under the Temporary Bridge Loan – Segment “E” will be further extended to June 12 ~~22~~, 2023, and the references to “May 31, 2023” will be replaced with references to “June 12 ~~22~~, 2023” in paragraphs 4.3.1 and 7.4.9(a) of the Financing Offer and in paragraph 1.16 of Appendix A to the Financing Offer without the necessity of any other formalities.”

2.2    Section 3.4.1 of the Financing Offer is deleted in its entirety and replaced as follows (changes underlined and struck-though):

“Interest must be paid on a monthly basis, it being understood that the interest payment to be made for the month of April 2023 originally due on May 1, 2023 will be postponed to May 29, 2023 and with the interest payment dates for each subsequent month to be made on the fifth day of each month, except that if the disbursement of the Tranche A of the SPAC Offering has not occurred on or before May 31, 2023 and that a portion of the IQ Bridge Loan in a minimum amount of $3,750,000 has been ~~entirely~~ disbursed on or before May 31, 2023, the interest payment to be made for the month of May 2023 originally due on June 7, 2023 will be postponed to the earlier of (i) the date on which a default occurs and is continuing pursuant to Article 5 of Appendix A to the Financing Offer, (ii) the disbursement of the Tranche A of the SPAC Offering and (iii) June 12 ~~22~~, 2023.”

2.3    The second paragraph of Section 6.1 of the Credit Agreement is deleted in its entirety and replaced as follows (changes underlined and struck-though):

“The Borrower must pay to Desjardins an amendment fee of $150,000, which amendment fee is earned on May 1st, 2023 ~~the date hereof~~ but shall be payable on the earlier of (i) the date on which a default occurs and is continuing pursuant to Article 5 of Appendix A to the Financing Offer, (ii) the disbursement of the Tranche A of the SPAC Offering and (iii) June 12 ~~22~~, 2023. Such fee is not reimbursable whatever the circumstances. This fee is in addition to all other fees payable by the Borrower.”

2.4    Section 7.3.1(a) (limitation on indebtedness) of the Financing Offer is deleted in its entirety and replaced as follows (changes underlined and struck-though):

“(a) incur any indebtedness other than (i) the IQ PRSI Loan to the extent subject to a subordination agreement in favour of Desjardins as provided under Section 8.1.2 (to the extent applicable), (ii) the SPAC Offering to the extent subject to subordination terms in favour of Desjardins as provided under Section 8.1.3 (to the extent applicable) ~~and~~, (iii) indebtedness arising from credit card agreements entered into between any of the Borrower or the Guarantors and Desjardins up to a maximum amount of $100,000 and (iv) a bridge loan in the principal amount of $5,000,000 made available by Investissement Québec (the “IQ Bridge Loan”) which may be disbursed in ~~a maximum of three~~ multiple disbursements, with the first disbursement which must be in a minimum amount of $2,500,000 and with further disbursements ~~the balance~~ of such IQ Bridge Loan which must be ~~entirely disbursed~~ made in a minimum amount of $1,250,000 on or before May 31, 2023 (for greater certainty, all of the disbursements under the IQ Bridge Loan made on or prior to May 31, 2023 must be equal to an aggregate amount of at least $3,750,000), to the extent the IQ Bridge Loan is subject to an acknowledgment in favour of Desjardins as provided under Section 8.1.5 (to the extent applicable);”

2.5    Section 7.3.1(o) of the Financing Offer is deleted in its entirety and replaced as follows (changes underlined and struck-though):

“(o) amend or otherwise modify the terms and conditions of the IQ Bridge Loan (other than to extend any maturity or mandatory repayment dates, postpone the date of any interest payment or agree to make non-cash payment in kind or through capitalization) without the prior written consent of Desjardins (including, for greater certainty, to shorten the maturity date which is as of the date hereof the earlier of (x) June 12 ~~22~~, 2023, (y) the date of disbursement of Tranche A of the SPAC Offering or (z) the occurrence of an event of default under the IQ Bridge Loan); or”

2.6    Section 7.8 (Special Waiver) of the Financing Offer is deleted in its entirety and replaced as follows (changes underlined and struck-though):

“Desjardins waives until the date of the disbursement of the Tranche A of the SPAC Offering the conditions precedent of Section 7.5.1b)viii), but only as it relates to (i) the amendment to the intercreditor agreement with Investissement Québec in relation to the IQ PRSI Loan described under Section 8.1.2 in order to ensure that no capital and interest payments under the IQ PRSI Loan may be made until full reimbursement of all the loans granted by Desjardins hereunder, and (ii) the subordination terms that must be delivered pursuant to Section 8.1.3. In addition, Desjardins waives the conditions precedent of Section 7.5.1b)viii), but only as it relates to the software escrow agreement that must be delivered by the Guarantor pursuant to Section 8.1.4 in respect of the software codes owned by the Guarantor, provided that, the Borrower and the Guarantor use their reasonable best efforts to obtain such escrow agreement on or before the earlier of the disbursement of the Tranche A of the SPAC Offering and June 29 ~~May 31~~, 2023. The Borrower undertakes that those conditions will be satisfied within such timeframes.”

2.7    Appendix “E” of the Financing Offer is hereby replaced with Appendix “E” to this Agreement.

3.           Effectiveness and Conditions Precedent

This Agreement will become effective on the date that the Lender notifies the Lender that the following conditions precedent have been fulfilled:

3.1    an executed copy of this Agreement by all parties has been received by the Lender; and

3.2    all fees and expenses owing by the Borrower to the Lender and its legal counsel and the Desjardins’ Financial Advisor due on the date of this Agreement shall have been paid.

4.           Representations and Warranties

All of the representations and warranties contained in Article 2 of the Appendix A to the Financing Offer are true and correct on and as of the date hereof as though made on and as of the date hereof, except that, to the extent such representations and warranties relate to a specifically identified earlier date they shall be true and correct as of such earlier date.

5.           Default

No Default has occurred and is continuing on the date hereof, except as otherwise waived.

6.           Cost and Expenses

The Borrower agrees to pay on demand all reasonable costs and expenses of the Lender in connection with the preparation, execution, delivery and implementation and administration of this Agreement including the reasonable fees and expenses of counsel for the Lender.

7.           Counterparts

This Agreement may be executed in any number of counterparts, all of which taken together constitute one and the same instrument. A party may execute this Agreement by signing any counterpart. Delivery by any party or other signatory of an executed counterpart of this Agreement by electronic mail or in PDF format, or using any electronic signature, shall be equally effective as delivery of an original executed counterpart of this Agreement.

8.           Governing Law

This Agreement is governed by and construed in accordance with laws of the Province of Quebec and the laws of Canada applicable therein.

[Signature pages follow]

IN WITNESS WHEREOF the parties have caused this Agreement to be duly executed as of the date and year first above written.

Fédération des Caisses Desjardins du Québec, as Lender

Per:
Danny Ross, Senior Manager, National Accounts
Per:
Alexandre Chapdelaine, Vice- president, National Accounts

LeddarTech Inc., as Borrower

Per:

[Second Amendment – LeddarTech Inc.]

IN WITNESS WHEREOF the parties have caused this Agreement to be duly executed as of the date and year first above written.

Fédération des Caisses Desjardins du Québec, as Lender

Per:
Danny Ross, Senior Manager, National Accounts

Per:
Alexandre Chapdelaine, Vice- president, National Accounts

LeddarTech Inc., as Borrower

Per:

[Second Amendment – LeddarTech Inc.]